UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

ROSS ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pelican Lane Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 655-2615

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ROSS.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ROSS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A ordinary share at an exercise price of $11.50 per share	ROSS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined herein) but does not purport to describe all of the terms thereof. RAC (as defined herein) stockholders, warrant holders and other interested parties are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

General Description of the Business Combination Agreement

On January 17, 2023, Ross Acquisition Corp II, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“RAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”), with APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), APRINOIA Therapeutics Merger Sub 1, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1” and together with PubCo, the “Company Acquisition Entities”), APRINOIA Therapeutics Merger Sub 2, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of RAC (“Merger Sub 2”) and APRINOIA Therapeutics Merger Sub 3, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of RAC (“Merger Sub 3”, together with Merger Sub 1 and Merger Sub 2, the “Merger Subs”, and Merger Sub 2 and Merger Sub 3, collectively, the “SPAC Acquisition Entities”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination” and the closing of the Business Combination is referred to herein as the “Closing”.

Subject to its terms and conditions, the Business Combination Agreement provides that (i) on the business day prior to the date of the Closing, RAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), (ii) on the date of the Closing, Merger Sub 2 will merge with and into the Company, with the Company being the surviving entity (the “Second Merger”) and (iii) on the date of the Closing and immediately following the Second Merger, the Company will merge with and into Merger Sub 3, with Merger Sub 3 being the surviving entity (the “Third Merger” and together with the Initial Merger and the Second Merger, the “Mergers”). As a result of the Mergers, RAC’s successor, Merger Sub 1 will continue to be a direct wholly-owned subsidiary of PubCo and Merger Sub 3 will be a direct wholly-owned subsidiary of Merger Sub 1, and an indirect wholly-owned subsidiary of PubCo.

Transaction Consideration

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, on the business day prior to the Initial Merger: (i) Ross Holding Company LLC, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Sponsor”) shall automatically surrender for no consideration 3,018,750 issued and outstanding Founder Shares (as defined below) to RAC and such Founder Shares (as defined below) shall be deemed cancelled and no longer outstanding on the books of RAC and (ii) immediately following such surrender, each remaining issued and outstanding Class B ordinary share, par value $0.0001 per share of RAC (the “Founder Shares”) will convert, on a one-for-one basis, into Class A ordinary shares, $0.0001 par value per share of RAC (the “RAC Class A Ordinary Shares”).

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Initial Merger: (i) (a) each of RAC’s units (the “RAC Units”), each consisting of one RAC Class A Ordinary Share and one-third of one warrant, each whole warrant exercisable for one RAC Class A Ordinary Share, will (to the extent not already separated) be automatically severed and the holder thereof will be deemed to hold one RAC Class A Ordinary Share and one-third of a RAC Warrant (as defined below); then, immediately thereafter, (b) each of the issued and outstanding RAC Class A Ordinary Shares, par value $0.0001 per share will be cancelled in exchange for the right of the holder thereof to receive one ordinary share, par value $0.0001 per share, of PubCo (the “PubCo Ordinary Shares”); and (c) each of the RAC Warrants will be assumed by PubCo and converted into a warrant to purchase one PubCo Ordinary Share at the same exercise price of $11.50 per share as the RAC Warrants immediately prior to the Initial Merger, (ii) the issued and outstanding share in the capital of Merger Sub 1 will continue existing and constitute the only issued and outstanding share in the capital of Merger Sub 1, and (iii) the issued and outstanding share in the capital of PubCo shall be surrendered by the holder thereof to PubCo for no consideration and be cancelled by PubCo.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, on the date of the Closing and prior to the Second Merger, each Convertible Note (as defined below) will convert into ordinary shares of the Company pursuant to the terms and conditions thereof.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Second Merger, (i) each then issued and outstanding ordinary share of the Company, including the shares issued upon conversion of the Convertible Notes, and each then issued and outstanding preferred share (on an as-converted basis) of the Company (other than any Company Dissenting Shares (as defined in the Business Combination Agreement), collectively the “Company Shares”), will automatically be cancelled in exchange for the right to receive such number of newly issued PubCo Ordinary Shares that is equal to the Company Exchange Ratio, subject to rounding; (ii) each Company Dissenting Share shall automatically be cancelled and cease to exist and shall thereafter represent only the right to receive the applicable payments as set forth in the Business Combination Agreement, being the fair value for such Company Dissenting Share and such other rights as such holder may be entitled under the Companies Act (As Revised) of the Cayman Islands; (iii) the issued and outstanding share of Merger Sub 2 shall automatically be converted into one ordinary share of the Company, which ordinary share shall constitute the only issued and outstanding share in the capital of the Company; and (iv) each Company Option (as defined in the Business Combination Agreement) will be converted into the right to receive an option, granted in substitution of each such Company Option under an incentive equity plan (the “PubCo Incentive Equity Plan”) to be adopted by PubCo prior to the Closing, to purchase PubCo Ordinary Shares (each a “PubCo Substitute Option”) upon substantially the same terms and conditions as are in effect with respect to such Company Option immediately prior to the effective time of the Second Merger, except that (a) such PubCo Substitute Option shall provide the right to purchase that whole number of PubCo Ordinary Shares (rounded down to the nearest whole share) equal to the number of Company Ordinary Shares (as defined in the Business Combination Agreement) subject to such Company Option, multiplied by the Company Exchange Ratio, and (b) the exercise price per share for each such PubCo Substitute Option shall be equal to the exercise price per share of such Company Option in effect immediately prior to the effective time of the Second Merger, divided by the Company Exchange Ratio (the exercise price per share, as so determined, being rounded up to the nearest full cent), subject to customary exceptions and adjustments. The “Company Exchange Ratio” is a number determined by dividing 28,000,000 PubCo Ordinary Shares by the sum (without duplication) of: (a) the aggregate number of Company Shares outstanding (on an as-converted basis) as of immediately prior to the effective time of the Second Merger (excluding Company Shares issuable or issued upon conversion of the Convertible Notes) and (b) the aggregate number of Company Shares underlying Company Options (assuming, for purposes of this calculation, that all such Company Options are unexpired, issued, outstanding and vested as of immediately prior to the effective time of the Second Merger, and are exercised on a fully paid basis).

Subject to, and in accordance with, the terms and conditions of the Business Combination Agreement, at the effective time of the Third Merger, (i) the issued and outstanding ordinary share of the Company shall be cancelled and cease to exist by virtue of the Third Merger, and (ii) the issued and outstanding share in the capital of Merger Sub 3 shall continue existing and constitute the only issued and outstanding share in the capital of Merger Sub 3.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties made by RAC, the Company, PubCo, Merger Sub 1, Merger Sub 2 and Merger Sub 3 as of the date of such agreement or other specific dates solely for the benefit of certain of the parties to the Business Combination Agreement, which in certain cases are subject to specified exceptions and materiality, Company Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Business Combination Agreement), knowledge and other qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

In the Business Combination Agreement, the Company made certain customary representations to RAC including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization and voting rights; (3) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (4) consents, government approvals and non-contravention; (5) compliance with laws and permits; (6) tax matters; (7) financial statements; (8) absence of certain changes; (9) litigation; (10) liabilities; (11) material contracts; (12) title to and sufficiency of assets and real property; (13) intellectual property; (14) cybersecurity and data privacy; (15) labor and employment matters; (16) effect of agreement; (17) brokers; (18) information supplies; (19) insolvency; (20) environmental matters; (21) insurance; (22) related party transactions; and (23) no other representations or warranties.

In the Business Combination Agreement, RAC made certain customary representations and warranties to the Company, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization and voting rights; (3) authority and binding effect relative to execution and delivery of the Business Combination Agreement and other ancillary documents; (4) consents, government approvals and non-contravention; (5) tax matters; (6) financial statements and the Investment Company Act of 1940; (7) related party transactions; (8) absence of certain changes; (9) litigation; (10) brokers; (11) information supplied; (12) SEC filings; (13) trust account; (14) business activities; (15) NYSE quotation; (16) board approval; and (17) no other representations or warranties.

In the Business Combination Agreement, the Company Acquisition Entities made certain customary representations and warranties to RAC, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization and voting rights; (3) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (4) consents, government approvals and non-contravention; (5) absence of certain changes; (6) litigation; (7) brokers; (8) information supplied; (9) Investment Company Act and JOBS Act; (10) business activities; (11) foreign private issuer status; (12) no other representations or warranties; and (13) tax matters.

In the Business Combination Agreement, the SPAC Acquisition Entities made certain customary representations and warranties to the Company, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization and voting rights; (3) authority and binding effect relating to execution and delivery of the Business Combination Agreement and other ancillary documents; (4) consents, government approvals and non-contravention; (5) absence of certain changes; (6) litigation; (7) brokers; (8) information supplied; (9) business activities; (10) no other representations or warranties; and (11) tax matters.

Covenants of the Parties

The Business Combination Agreement contains certain customary covenants for transactions of this type by the Company and the Company Acquisition Entities, including, among others, covenants regarding: (1) the operation of their respective businesses in the ordinary course of business, in compliance with law; (2) the provision of access to their properties, books and personnel; (3) the Company’s obligation to deliver financial statements; (4) post-Closing directors; (5) indemnification of directors and officers after the Closing; (6) no trading in RAC securities; (7) no shareholder rights plans or other anti-takeover instruments; (8) shareholder support and lock-up agreements to be delivered prior to Closing; and (9) one or more Company’s subsidiaries’ entry into a licensing and commercialization agreement and a long-form assignment and service agreement with Yantai Yitai Pharmaceutical Technology Co., Ltd. (“Yitai”).

The Business Combination also contains customary covenants for a transaction of this type by RAC and the SPAC Acquisition Entities, including, among other things, (1) the trust account; (2) RAC’s NYSE listing and extension of its combination window; (3) the operation of their respective businesses in the ordinary course of business, in compliance with law; (4) SEC filings; (5) voting of Company Shares; and (6) procurement of an equity commitment letter to be entered into between PubCo and certain investor(s) (the “Equity Commitment Letter”).

RAC, the Company, the Company Acquisition Entities and the SPAC Acquisition Entities also agreed to jointly prepare, and PubCo will file with the Securities and Exchange Commission (“SEC”), a registration statement on Form F-4 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the PubCo Ordinary Shares and other securities to be issued to RAC’s and the Company’s respective shareholders in the Mergers. The Registration Statement will include a proxy statement/prospectus for the purpose of soliciting proxies from the shareholders of RAC for the matters relating to the Business Combination to be acted on at the extraordinary general meeting of RAC and providing such shareholders with an opportunity to redeem their RAC Class A Ordinary Shares. In addition, RAC, the Company, the Company Acquisition Entities and the SPAC Acquisition Entities agreed to other customary covenants for a transaction of this type.

Survival and Indemnification

None of the covenants and agreements of the parties contained in the Business Combination Agreement will survive the Closing, and no claim for indemnification may be made with respect thereto after the Closing, except that those covenants and agreements that by their terms are required to be performed in whole or in part after the Closing will survive the Closing and continue until fully performed in accordance with their terms.

Conditions to Closing

The Business Combination Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived by all of the parties): (i) required approval of RAC’s shareholders, (ii) waiting period or periods (including any extension thereof) applicable to the consummation of the transactions contemplated by the BCA under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) shall have been terminated or expired, (iii) the Registration Statement becoming effective, (iv) approval for PubCo’s listing application and listing of PubCo Ordinary Shares to be issued in connection with the Business Combination, (v) the absence of any order, mandate or other legal prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction which has the effect of making the Business Combination illegal or which otherwise prevents or prohibits consummation of the Business Combination, and (vi) PubCo having at least $5,000,001 of net tangible assets.

In addition, the obligations of RAC and the SPAC Acquisition Entities are subject to the satisfaction or waiver of certain closing conditions, including without limitation: (i) the accuracy of the representations and warranties of the Company and the Company Acquisition Entities and the performance of the covenants and agreements of the Company and the Company Acquisition Entities; (ii) the absence of a Company Material Adverse Effect since the date of the Business Combination Agreement that is continuing and uncured; (iii) required approval of the Company’s shareholders; (iv) modification of a certain executive employment agreement; (v) the entry by the Company or PubCo into a multiyear development agreement with a leading pharmaceutical or biotechnology company at terms that are to the reasonable satisfaction of RAC; and (vi) the entry by the Company or subsidiaries of the Company into a licensing and commercialization agreement and a long-form assignment and service agreement with Yitai.

The obligations of the Company and the Company Acquisition Entities are subject to the satisfaction or waiver of certain customary closing conditions, including without limitation: (i) the accuracy of the representations and warranties of the RAC and the SPAC Acquisition Entities and the performance of the covenants and agreements of the RAC and the SPAC Acquisition Entities; (ii) the sum of (a) the amount of cash and cash equivalents available in the trust account following the SPAC Shareholders’ Meeting, after deducting the amounts required to satisfy redemptions, plus (b) the aggregate amount of proceeds of any PIPE investment (including the proceeds under the Equity Commitment Letter) actually received by PubCo or RAC prior to or substantially concurrently with the Closing, plus (c) as of immediately prior to the Closing, the amount of cash and cash equivalents held by RAC without restriction outside of the trust account and any interest earned on the amount of cash held inside the trust account is at least US$12,500,000; (iii) no SPAC Material Adverse Effect since the SPAC Accounts Date (as defined in the Business Combination Agreement); (iv) delivery by the underwriters of RAC’s initial public offering of a written waiver of any underwriting discount, fees or expenses (whether deferred or not) in relation to the initial public offering; (v) execution of the Assignment, Assumption and Amendment Agreement (as defined below); and (vi) the execution of the Equity Commitment Letter and performance thereunder of the Sponsor or an Affiliate thereof.

Termination

The BCA may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of RAC and Company, (ii) by either RAC or Company if any governmental authority shall have enacted, issued, promulgated, enforced or entered any order which has become final and non-appealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination, (iii) by either RAC or Company if certain required approvals are not obtained from RAC shareholders after the conclusion of a meeting of RAC’s shareholders duly convened therefor, (iv) by the Company if the board of directors of RAC or any committee thereof has withheld, withdrawn, qualified, amended or modified, or publicly proposed or resolved to withhold, withdraw, qualify, amend or modify its recommendations in favor of the Business Combination, (v) by RAC if certain required approvals are not obtained from the Company shareholders within 10 business days after the Registration Statement became effective, (vi) by RAC if the Company or any of the Company Acquisition Entities are in material breach of their respective warranties or obligations that would render any of the conditions to obligations of RAC incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods, (vii) by the Company if RAC or any of the SPAC Acquisition Entities is in material breach of their respective warranties or obligations that would render any of the conditions to obligations of the Company incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods, (viii) subject to certain limited exceptions, by either RAC or the Company if the Business Combination is not consummated on or prior to the date falling on the earlier of (x) the date by which RAC must complete its initial business combination pursuant to its governing documents, as amended, including any extension thereto or (y) nine (9) months from the date of the Business Combination Agreement, or any such other date as mutually agreed in writing by RAC and the Company, and (ix) by either the Company or RAC if there shall have occurred a SPAC Material Adverse Effect after the SPAC Accounts Date (as defined in the Business Combination Agreement) (in the case of a termination by the Company) or a Company Material Adverse Effect after the date of the Business Combination Agreement (in the case of a termination by RAC).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of any willful and material breach of the Business Combination Agreement or fraud, and for customary obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about RAC, the Company, PubCo, the Merger Subs or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in RAC’s or PubCo’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Related Agreements, or forms thereof, in their entirety.

Convertible Notes

The Company and certain investors (the “Convertible Note Holders”) have entered, or will enter into those certain convertible note purchase agreements (the “Convertible Note Purchase Agreements”) and other related ancillaries, pursuant to which such Convertible Note Holders have or will provide to the Company debt financing in the aggregate amount of up to $35,000,000 to meet the Company’s working capital requirements through the Closing (collectively, the “Convertible Notes”). The notes bear interest on the aggregate outstanding principal amount at a simple interest rate of 5% per annum. All unpaid principal and interest shall be due and payable in full on the first anniversary of the date of the applicable Convertible Note, unless accelerated upon the occurrence of an event of default as set forth in the Convertible Notes. Each Convertible Notes may be redeemed upon the mutual agreement of the Convertible Note Holder and the Company, at any time, as a whole or in part from time to time, at a redemption price equal to the amount so redeemed, plus unpaid accrued interest thereon through the date of redemption, subject to the Convertible Note Holder’s exercise of its right of conversion at the then applicable Conversion Price (as defined below) in lieu of redemption. In connection with the execution of the Business Combination Agreement, the Company expects to receive an aggregate of $12.5 million in exchange for Convertible Notes.

An affiliate of RAC and the Sponsor, R Investments, LLC, a Delaware limited liability company (“R Investments”) entered into a Convertible Note Purchase Agreement on December 22, 2022 to purchase a Convertible Note with an aggregate principal amount of $7,500,000 (the “R Investments Note”). In accordance with this Convertible Note Purchase Agreement, R Investments funded the R Investments Note and the Company delivered the R Investments Note to R Investments simultaneously with the execution of the Business Combination Agreement. The R Investment Note is convertible at the option of R Investments in the event of (i) an initial public offering of Company Ordinary Shares (a “Qualified IPO”), (ii) a financing in which the Company issues equity securities with total proceeds to the Company of not less than $15,000,000 (a “Qualified Financing”), (iii) a Qualified Business Combination (as defined in the R Investment Note), (iv) the Business Combination and (v) if the Company elects to redeem the R Investments Note. “Conversion Price” for the R Investments Note means (i) in the case of a Qualified IPO, a price equal to the per share public offering price stated on the front cover of the final prospectus for the Qualified IPO (before deduction of any underwriting commissions, expenses or other amounts) multiplied by 0.80, (ii) in the case of a Qualified Financing, a price equal to the cash price paid per share for equity securities by the investors in the Qualified Financing multiplied by 0.80, (iii) in the case of a Qualified Business Combination or the Business Combination, a price equal to the implied per share price of the ordinary shares of the Company in such Qualified Business Combination or the Business Combination, as applicable, multiplied by 0.80, and (iv) in the event that the conversion is made pursuant to a redemption, at $1.58. R Investments has consent rights over (i) indebtedness, other than the other Convertible Notes, that would rank senior or pari passu in right of payment to or with the R Investments Note. On January 13, 2023, R Investments agreed to convert the R Investments Note in connection with the consummation of the Business Combination.

All other Convertible Notes, convert automatically in the event of (i) a Qualified IPO, (ii) a Qualified Financing, and (iii) a Qualified Business Combination (as defined in the other Convertible Notes). Such other Convertible Notes are also convertible at the option of the Convertible Note Holder, if the Company elects to redeem the Convertible Notes. “Conversion Price” for the other Convertible Notes means (i) in the case of a Qualified IPO, a price equal to the per share public offering price stated on the front cover of the final prospectus for the Qualified IPO (before deduction of any underwriting commissions, expenses or other amounts) multiplied by 0.80, (ii) in the case of a Qualified Financing, a price equal to the cash price paid per share for equity securities by the investors in the Qualified Financing multiplied by 0.80, (iii) in the case of a Qualified Business Combination, a price equal to the implied per share price of the ordinary shares of the Company in such Qualified Business Combination multiplied by 0.80, and (iv) in the event that the conversion is made pursuant to a redemption, at $1.58.

A copy of the form of Convertible Note Purchase Agreement including the form of Convertible Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Convertible Note Purchase Agreements including the form of Convertible Notes is qualified in its entirety by reference thereto.

Sponsor Support Agreement

Simultaneously with the execution of the Business Combination Agreement, RAC, the Company, PubCo and the Sponsor, entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor agreed to support the Business Combination and to vote all of its Founder Shares and any other securities of RAC beneficially owned or acquired by the Sponsor in favor of the Business Combination Agreement and the Business Combination. The Sponsor also agreed to take certain other actions in support of the Business Combination Agreement and the Business Combination and to refrain from taking such actions that would adversely impede the ability of the parties to perform the Business Combination Agreement. The Sponsor Support Agreement also prevents transfers of RAC securities held by the Sponsor between the date of the Sponsor Support Agreement and the date of the Closing or earlier termination of the Business Combination Agreement unless the transferee executes a joinder to the Sponsor Support Agreement.

The Sponsor further agreed that 2,156,250 PubCo Ordinary Shares (the “Sponsor Earn-Out Shares”) to be received by it will be subjected to forfeiture at the Closing and will be earned, released and delivered upon satisfaction of the following milestones: (i) one half (1/2) of the Sponsor Earn-Out Shares will vest if, during the Earn-Out Period (as defined below), the VWAP (as defined in the Sponsor Support Agreement) of the PubCo Ordinary Shares is equal to or greater than $12.50 for any 20 trading days within any period of 30 consecutive trading days and (ii) one half (1/2) of the Sponsor Earn-Out Shares will vest if, during the Earn-Out Period, the VWAP of the PubCo Ordinary Shares is equal to or greater than $12.50 for any 20 trading days within any period of 30 consecutive trading days. If a PubCo Change of Control (as defined in the Sponsor Support Agreement) occurs during the Earn-Out Period, then immediately prior to the consummation of such PubCo Change of Control, any Sponsor Earn-Out Shares not previously released shall be automatically released and no longer subject to forfeiture. “Earn-Out Period” means the period beginning on the date of Closing and ending on the fifth anniversary of the Closing (unless earlier terminated due to a PubCo Change of Control). Prior to the expiration of the Earn-Out Period, the Sponsor shall be entitled to vote and receive dividends on the Sponsor Earn-Out Shares until such Sponsor Earn-Out Shares are forfeited.

In addition, PubCo agreed to indemnify the Sponsor from and against certain liabilities relating to the Business Combination for a period of six years after the Closing.

A copy of the Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Shareholder Support Agreement

Simultaneously with the execution of the Business Combination Agreement, the Company, RAC, PubCo and certain shareholders of the Company entitled to vote on and/or give consent to the Company Shareholders Approval (as defined in the Business Combination Agreement) entered into a Shareholder Support Deed (the “Shareholder Support Agreement”), pursuant to which, among other things, each such shareholder agreed (i) to vote in favor of the Company Shareholders Approval, (ii) to vote against any proposals that would impede the Business Combination, and (iii) not to transfer any Company Shares (as defined in the Business Combination Agreement) held by such shareholder. Under the Business Combination Agreement, the Company is required to procure that certain other shareholders of the Company become parties to the Shareholder Support Agreement no later than one month following the date of the Business Combination Agreement.

A copy of the form of Shareholder Support Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Shareholder Support Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Simultaneously with the Closing, PubCo, Sponsor, certain affiliates of Sponsor, RAC, and certain shareholders of the Company shall have entered into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) PubCo agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended, within certain period after the Closing Date, certain PubCo Ordinary Shares and other equity securities of PubCo held by certain parties from time to time, (ii) holders of registrable securities will be granted certain takedown, demand, block trade and piggyback registration rights with respect to their registrable securities, in each case, on the terms and subject to the conditions set forth in the Investor Rights Agreement, and (iii) the Registration and Shareholder Rights Agreement, dated as of March 16, 2021, by and between RAC, Sponsor and certain other parties thereto, will be terminated as of the Closing.

A copy of the form of Investor Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Assignment, Assumption and Amendment Agreement

In connection with the Closing, PubCo, RAC and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent (the “Warrant Agent”) will enter into the Assignment, Assumption and Amendment Agreement (the “Assignment, Assumption and Amendment Agreement”), which will amend that certain Warrant Agreement (the “Existing Warrant Agreement”), dated as of March 16, 2021, by and between RAC and the Warrant Agent, which Existing Warrant Agreement governs all of the warrants issued by RAC (such warrants, the “RAC Warrants”). Pursuant to the Assignment, Assumption and Amendment Agreement, effective on and from the Initial Merger Effective Time, RAC will assign to PubCo all of RAC’s right, title and interest in and to the Existing Warrant Agreement and PubCo will assume, and agree to pay, perform, satisfy and discharge in full, as the same become due, all of RAC’s liabilities and obligations under the Existing Warrant Agreement, as amended, arising on, from and after the Initial Merger Effective Time.  As a result, each RAC Warrant will automatically cease to represent a right to be exercised into RAC Class A Ordinary Shares and will instead represent a right to be exercised into PubCo Ordinary Shares pursuant to the terms and conditions of the Existing Warrant Agreement, as amended. Pursuant to the Assignment, Assumption and Amendment Agreement, among other things (i) PubCo will assume the obligations of RAC under the Existing Warrant Agreement, (ii) references to “Ordinary Shares” will be references to PubCo Ordinary Shares; (iii) references to the “Company” will be references to PubCo; and (iv) references to “Business Combination” will be references to the transactions contemplated by the Business Combination Agreement, and references to “the completion of an initial Business Combination” and all variations thereof in the Existing Warrant Agreement (including all exhibits thereto) will be references to the Closing.

A copy of the form of Assignment, Assumption and Amendment Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

No later than immediately prior to the Initial Merger Effective Time, PubCo and certain Company shareholders will have entered into a lock-up agreement (“Lock-Up Agreement”), pursuant to which, among other things, (i) each such Company shareholder agrees not to sell, for the period specified in the Lock-Up Agreement, certain PubCo Ordinary Shares such Company shareholder (as applicable) will receive in the Mergers, on the terms and subject to the conditions set forth in the Lock-Up Agreement.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

Equity Commitment Letter

In connection with the execution of the Business Combination Agreement, R Investments (the “Forward Purchaser”), PubCo and the Company entered into an equity commitment letter (the “Equity Commitment Letter”) pursuant to which the Forward Purchaser agreed to subscribe for, directly through PubCo and as a PIPE Investment (as defined in the Business Combination Agreement), that number of PubCo Ordinary Shares at $10 per share equal to the difference between the actual value of the Trust Account (after giving effect to redemptions of RAC Class A Ordinary Shares) and $12,500,000 (the “Maximum Commitment”), only to the extent that the value of the Trust Account (after giving effect to redemptions of RAC Class A Ordinary Shares) is less than the Maximum Commitment. Any PubCo Ordinary Shares purchased by the Forward Purchaser pursuant to this Equity Commitment Letter shall be Registrable Securities under the Investor Rights Agreement upon the execution of the Investor Rights Agreement by the Forward Purchaser.

A copy of the Equity Commitment Letter is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Equity Commitment Letter is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On January 17, 2023, RAC and the Company issued a press release announcing their entry into the Business Combination Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 as a press release and incorporated into this Item 7.01 by reference. Additionally, furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that RAC and the Company prepared for use in connection with the announcement of the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination, PubCo intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to RAC shareholders and a prospectus for the registration of PubCo securities to be issued in connection with the Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of RAC as of the record date in the future to be established for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of RAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about RAC, Pubco, the Company and the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida, Attn: Wilbur L. Ross Jr., Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RAC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

RAC, PubCo, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from RAC’s shareholders in connection with the Business Combination. RAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of RAC in RAC’s Form 10-K, filed with the SEC on March 31, 2022, or its most recent Form 10-Q, filed with the SEC on November 14, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RAC’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination, accompanying the Registration Statement that PubCo and RAC intend to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. RAC’s, PubCo’s and/or the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the transactions contemplated by the Business Combination in a timely manner or at all; the risk that the Business Combination or other business combination may not be completed by RAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against RAC, PubCo, the Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the shareholders of RAC and the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement relating to the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on the Company’s business relationships, operating results, current plans and operations of PubCo and the Company; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably; the possibility that RAC, PubCo and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by RAC, PubCo or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Business Combination; plans, intentions or future operations of PubCo or the Company, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; the Company’s and PubCo’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by RAC and PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither RAC, PubCo nor the Company presently know, or that RAC, PubCo, and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. None of RAC, PubCo or the Company undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated January 17, 2023, by and among RAC, the Company, PubCo and the Merger Subs.
10.1	Form of Convertible Note Purchase Agreement.
10.2	Sponsor Support Agreement, dated January 17, 2023, by and among RAC, the Company, and Sponsor.
10.3	Form of Shareholder Support Agreement.
10.4	Form of Investor Rights Agreement.
10.5	Form of Assignment, Assumption and Amendment Agreement.
10.6	Form of Lock-Up Agreement.
10.7	Equity Commitment Letter, dated January 17, 2023, by and among the Forward Purchaser, the Company, and PubCo.
99.1	Joint Press Release, dated January 18, 2023.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

*
The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS ACQUISITION CORP II

	By:	/s/ Wilbur L. Ross Jr.
	Name:	Wilbur L. Ross Jr.
	Title:	Chief Executive Officer

Dated: January 18, 2023